Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO TWELFTH AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Twelfth Amended and Restated Credit Agreement (this “Amendment”), dated as of July 31, 2025 is entered into among:

RESTORATION HARDWARE, INC., a Delaware corporation, as a Domestic Borrower and the Lead Borrower;
RH GENEVA SARL, a company incorporated under the laws of Switzerland, as the Swiss Borrower;
the OTHER DOMESTIC BORROWERS party hereto;
RESTORATION HARDWARE CANADA, INC., a British Columbia company, as the Canadian Borrower;
the GUARANTORS party hereto;
the LENDERS party hereto, and
BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH:

WHEREAS, reference is made to that certain Twelfth Amended and Restated Credit Agreement, dated as of July 29, 2021 (as amended, restated, supplemented or otherwise modified and in effect on the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by that certain First Amendment to Twelfth Amended and Restated Credit Agreement, dated as of December 5, 2022, this Amendment, and as may be further amended, amended and restated, restated, supplemented, extended or otherwise modified and in effect from time to time is referred to herein as the “Credit Agreement”) by, among others, the Lead Borrower, the Other Domestic Borrowers, the Canadian Borrower, the Guarantors, the Lenders party thereto, and the Agent; and

WHEREAS, the parties to the Credit Agreement desire to modify certain other provisions of the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and benefits to be derived herefrom, the parties hereto agree as follows:

Section 1.Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
Section 2.Representations and Warranties.  Each Loan Party hereby represents and warrants to the Agents and the Lenders that (a) all representations and warranties of the Loan Parties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (ii) in the case of any representation and warranty qualified by materiality, they are true and correct in all respects, and (b) immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result from the effectiveness of this Amendment.
Section 3.Ratification of Loan Documents.  The Credit Agreement, as hereby amended, and all other Loan Documents, are hereby ratified and re-affirmed in all respects and shall continue in full force and effect.
Section 4.Amendment to Credit Agreement.
(a)Credit Agreement. The Existing Credit Agreement is hereby amended to delete the bold, stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), to add the bold, double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and to move from its location the stricken text in green (indicated textually in the same manner as the following example: ~~moved from text~~) and to move into its new location the double-underlined text in green (indicated textually in the same manner as the following example: moved to text), each as set forth in the pages of the Credit Agreement attached as Annex A hereto.
(b)Schedules and Exhibits to Credit Agreement. Exhibit A-2 (Canadian Loan Notice) is hereby deleted in its entirety and a new Exhibit A-2 attached to Annex B hereto is substituted in its stead. Each of the schedules to the Existing Credit Agreement is hereby deleted in its entirety and substituted in its stead is each of the updated schedules attached hereto as Annex C.

Section 5.Joinder of New Lender; Acknowledgment of New Lender.
(a)First-Citizens Bank & Trust Company (the “New Lender”), by its signature below, confirms that it has agreed to become a “Lender” under, and as defined in, the Credit Agreement holding the Commitment in the amount set forth opposite the New Lender’s name on Annex C attached hereto, effective on the Second Amendment Effective Date. The New Lender (i) acknowledges that in connection with it becoming a Lender it has received a copy of the Credit Agreement (including all schedules and exhibits thereto), together with copies of the most recent financial statements delivered by the Borrowers pursuant to the Existing Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to become a Lender and (ii) agrees that, upon it becoming a Lender on the Second Amendment Effective Date, it will, independently and without reliance upon the Agent, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement. In addition, the New Lender represents and warrants that (x) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender on the Second Amendment Effective Date and (y) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution and delivery of this Amendment or the performance of its obligations hereunder or as a Lender under the Credit Agreement as of the date hereof. The New Lender acknowledges and agrees that, on the Second Amendment Effective Date, the New Lender shall become a

Lender and, from and after such date the New Lender will be bound by the terms of the Credit Agreement.
(b)The New Lender acknowledges that it has had the opportunity to request and has received such documents and information as it has deemed material or desirable or otherwise appropriate in making its evaluation and credit analysis of the Borrowers and the other Loan Parties and its decision to become a Lender and make Loans to the Borrowers. The New Lender has carefully reviewed such documents and information and, independently and without reliance upon the Agent, performed its own investigation and credit analysis of the Loans, this Amendment and the transactions contemplated hereby and the creditworthiness of the Borrowers and the other Loan Parties. The New Lender acknowledges that the Agent’s and its Affiliates’ activities in connection with the Loans, this Amendment and the transactions contemplated hereby are undertaken by the Agent or such Affiliates as a principal on an arm’s-length basis and neither the Agent nor any of its Affiliates has any fiduciary, advisory or similar responsibilities in favor of the New Lender in connection with the Loans, this Amendment or the transactions contemplated hereby or the process related thereto. The New Lender hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Agent or any of its Affiliates with respect to any breach or alleged breach of agency or fiduciary duty. In connection with all aspects of each transaction contemplated hereby, the New Lender acknowledges and agrees that: (i) the Agent and its Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the New Lender and its Affiliates, and neither the Agent nor any of its Affiliates has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship, (ii) neither the Agent nor any of its Affiliates has provided and will provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby and the New Lender has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, (iii) neither Agent nor any of its Affiliates bears any responsibility (or shall be liable) for the accuracy or completeness (or lack thereof) of any documents or information provided to the New Lender in connection with the Loans, this Amendment and the transactions contemplated hereby; no representation regarding any such documents or information is made by the Agent or any of its Affiliates; neither the Agent nor any of its Affiliates has made any independent verification as to the accuracy or completeness of any such documents or information; and the Agent and its Affiliates shall have no obligation to update or supplement any such documents or information or otherwise provide additional information. In connection with the transactions contemplated hereby, including its decision to become a Lender and to make Loans to the Borrowers, the New Lender acknowledges and agrees that it is not relying upon any representations or warranties made by the Agent or any of its Affiliates or, except as expressly set forth in this Amendment and the other Loan Documents, any other Person.
Section 6.Conditions to Effectiveness.  This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Agent (such date being referred to herein as the “Second Amendment Effective Date”):
(a)This Amendment shall have been duly executed and delivered by the Borrowers, the other Loan Parties, and the Lenders party hereto.
(b)The Agent shall have received each of the following, each of which shall be originals, telecopies or other electronic image scan transmission (e.g., “pdf” or “tif” via e-mail) (followed promptly by originals) unless otherwise specified, each dated as of the Second Amendment Effective Date and each in form and substance satisfactory to the Agent:
(i)such Organization Documents, certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Agent may require evidencing (A) the authority of each Loan Party to enter into this Amendment and the other Loan Documents to which such Loan Party is a party or is to become a party and (B) the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to become a party;
(ii)counterparts of the Confirmation and Ratification of Ancillary Loan Documents, properly executed by a Responsible Officer of each Loan Party, dated as of the Second Amendment Effective Date;
(iii)a favorable opinion of (i) Morrison & Foerster LLP, United States counsel to the Loan Parties, (ii) Gowling WLG (Canada) LLP, Canadian counsel to the Loan Parties and (iii) Pestalozzi Attorneys at Law Ltd., Swiss counsel to the Agent, addressed to the Agent and each Lender, as to such matters concerning the Loan Documents as the Agent may reasonably request;
(iv)a certificate of a Responsible Officer of the Lead Borrower certifying (A) that the conditions specified in Sections 2 and 5(e) have been satisfied, (B) that there has been no event or circumstance since February 1, 2025 that has had or could be reasonably expected to have, either individually or in the aggregate a Material Adverse Effect, (C) to the Solvency of the Loan Parties as of the Second Amendment Effective Date after giving effect to the transactions contemplated by this Amendment, and (D) either that (1) no consents, licenses or approvals are required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, or (2) that all such consents, licenses and approvals have been obtained and are in full force and effect;
(v)results of searches or other evidence reasonably satisfactory to the Agent (in each case dated as of a date reasonably satisfactory to the Agent) indicating the absence of Liens on the assets of the Loan Parties, except for Permitted Encumbrances and Liens for which termination statements and releases, PPSA estoppel letters and releases or subordination agreements satisfactory to the Agent are being tendered concurrently with such extension of credit or other arrangements satisfactory to the Agent for the delivery of such termination statements and releases, satisfactions and discharges have been made.
(c)All fees required to be paid to the Agent or the Arranger on or before the Second Amendment Effective Date (including without limitation pursuant to the Fee Letter referenced in clause (ii) of the definition of “Fee Letter”) shall have been paid in full, and all fees required to be paid to the Lenders on or before the Second Amendment Effective Date shall have been paid in full.
(d)All action on the part of the Borrowers and the other Loan Parties necessary for the valid execution, delivery and performance by the Borrowers and the other Loan Parties of this Amendment and the other Loan Documents shall have been duly and effectively taken.
(e)After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

Section 7.Post-Closing Obligations.  Within thirty (30) days (or such longer period as agreed by the Agent in its sole discretion) following the Second Amendment Effective Date, the Loan Parties shall:
(a)deliver to the Agent in form and substance satisfactory to the Agent, an information certificate, duly executed by each of the Loan Parties; and
(b)deliver to the Agent in form and substance satisfactory to the Agent, a Joinder Agreement with respect to RH F&B Operations, Inc. a Delaware corporation and such other documents as the Agent shall reasonably deem appropriate for such purpose pursuant to Section 6.11 of the Credit Agreement.
Section 8.Lender Consent.  Each Lender hereby authorizes the Agent to (i) release any Lien on any property granted to or held by the Agent under any Loan Document with respect to each of RH Yountville, Inc. and Waterworks IP Co., LLC (collectively, the “Designated Immaterial Subsidiaries” and individually, each a “Designated Immaterial Subsidiary”) and (ii) release each Designated Immaterial Subsidiary from its obligations under the Facility Guaranty, in each case upon such Designated Immaterial Subsidiary becoming an Immaterial Subsidiary.
Section 9.Swiss Security Document Ratification.  Notwithstanding anything to the contrary contained herein, with respect to each Swiss Security Document, each of RH Global Holdings, Inc. and the Swiss Borrower hereby agrees and confirms to the Agent and each Credit Party that:
(a)(1) it has knowledge of, understands and accepts the effects that this Amendment has on the Swiss Security Documents to which it is a party (which will indirectly be amended, in particular in relation to any defined term included in any Swiss Security Documents by reference to the Credit Agreement) and (2) any reference to the Credit Agreement shall be a reference to the Credit Agreement as amended and restated, restated, supplemented, novated or otherwise modified from time to time, in particular by this Amendment;
(b)the Swiss Security Documents remain in full force and effect and each of RH Global Holdings, Inc. and the Swiss Borrower is and shall continue to be bound by the obligations as set out in the Swiss Security Documents to which it is a party following this Amendment;
(c)as of and from the date of this Amendment, the pledges created pursuant to each of the relevant Swiss Security Documents are and will continue to be in full force and effect and will continue to secure any and all Obligations, as they may be amended, amended and restated, supplemented, or otherwise modified and/or increased from time to time pursuant to the Loan Documents, including in particular this Amendment, in each case subject to the applicable limitations set out in the respective Swiss Security Document;
(d)as of and from the date of this Amendment, the assignments made pursuant to each of the relevant Swiss Security Documents are and will continue to be in full force and effect and continue to secure any and all Obligations, as they may be amended, amended and restated, supplemented, or otherwise modified and/or increased from time to time pursuant to the Loan Documents, including in particular this Amendment, in each case subject to the applicable limitations set out in the respective Swiss Security Document;
(e)it agrees and confirms that, notwithstanding the amendments effected by this Amendment, nothing in this Amendment shall constitute or be construed as a novation of any rights and obligations under the Swiss Security Documents and that all rights and obligations, including without limitation the Swiss law security, indemnities and other undertakings created pursuant to the Swiss

Security Documents shall continue for the benefit of each relevant party, their successors, permitted transferees and permitted assignees, as the case may be; and
(f)it undertakes to do any such acts or execute any such documents as the Agent may reasonably require in order to ensure the validity and applicability of the Swiss Security Documents and the Swiss law security thereunder.
Section 10.Canadian Borrower Ratification.  Notwithstanding anything to the contrary contained herein, with respect to each Canadian Security Document, the Canadian Borrower hereby agrees and confirms to the Agent and each Credit Party that:
(a)(1) it has knowledge of, understands and accepts the effects that this Amendment has on the Canadian Security Documents (which will indirectly be amended, in particular in relation to any defined term included in any Canadian Security Documents by reference to the Credit Agreement) and (2) any reference to the Credit Agreement shall be a reference to the Credit Agreement as amended and restated, restated, supplemented, novated or otherwise modified from time to time, in particular by this Amendment;
(b)it will derive a corporate benefit from the Loans to be made in accordance with the Credit Agreement as amended by this Amendment;
(c)the Canadian Security Documents remain in full force and effect and it is and shall continue to be bound by the obligations as set out in the Canadian Security Documents to which it is a party following this Amendment;
(d)as of and from the date of this Amendment, the guarantees, liens, security interests, and pledges created pursuant to each of the relevant Canadian Security Documents are and will continue to be in full force and effect and will continue to secure any and all Obligations, as they may be amended, amended and restated, supplemented, or otherwise modified and/or increased from time to time pursuant to the Loan Documents, including in particular this Amendment; and
(e)it agrees and confirms its understanding (for the avoidance of doubt) that for purposes of any applicable laws, notwithstanding the amendments effected by this agreement, nothing in this Agreement shall constitute or be construed as a novation of any rights and obligations under the Canadian Security Documents and that all rights and obligations, including without limitation the guarantees, liens, pledges, security interests, indemnities and other undertakings created pursuant to the Canadian Security Documents shall continue for the benefit of each relevant party, their successors, permitted transferees and permitted assignees, as the case may be.
Section 11.Binding Effect.  The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.
Section 12.Miscellaneous.
(a)The Borrowers shall reimburse the Agent and the Lenders for all reasonable out-of-pocket costs and expenses, including, reasonable attorneys’ fees of one primary counsel and necessary local counsel in each applicable jurisdiction, in connection with or relating to this Amendment, such reimbursement to be made promptly following the issuance to the Borrowers of an invoice with respect to such costs and expenses.

(b)Except as modified hereby, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Without limiting the foregoing, the Loan Parties hereby acknowledge, confirm and agree that the Security Documents and any and all Collateral pledged pursuant thereto to the Agent, for the benefit of the Credit Parties, shall continue to secure all applicable Obligations at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been modified pursuant to this Amendment.
(c)This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter of this Amendment and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.
(d)THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 9 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH SWISS LAW IN RESPECT OF SWISS SECURITY DOCUMENTS WHICH ARE GOVERNED BY SWISS LAW. THE PARTIES HERETO AGREE THAT THE COURTS OF THE CITY OF ZURICH, SWITZERLAND SHALL HAVE EXCLUSIVE JURISDICTION TO SETTLE ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH SECTION 9 OF THIS AMENDMENT IN RESPECT OF SWISS SECURITY DOCUMENTS WHICH ARE GOVERNED BY SWISS LAW. SECTION 10 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THERETO. THE PARTIES HERETO AGREE THAT THE COURTS SITTING IN THE CITY OF TORONTO, ONTARIO, SHALL HAVE THE NON-EXCLUSIVE JURISDICTION TO SETTLE ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH SECTION 10 OF THIS AMENDMENT.
(e)Sections 10.14(b), (c), (d) and (e) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

DOMESTIC BORROWERS:
RESTORATION HARDWARE, INC., as Lead Borrower and as a Domestic Borrower

By:
Name:
Title:

RH US, LLC, as a Domestic Borrower

By:
Name:
Title:

WATERWORKS OPERATING CO., LLC, as a Domestic Borrower

By:
Name:
Title:

WATERWORKS IP CO., LLC, as a Domestic Borrower

By:
Name:
Title:

rh geneva SARL, as Swiss Borrower and as a Domestic Borrower

By:
Name:
Title:

CANADIAN BORROWER:
RESTORATION HARDWARE CANADA, INC., as Canadian Borrower

By:
Name:
Title:

GUARANTORS:
RH YOUNTVILLE, INC., as a Guarantor

By:
Name:
Title:

RHM, LLC, as a Guarantor

By:
Name:
Title:

RH global holdings, inc., as a Guarantor

By:
Name:
Title:

bank of america, n.a., as Agent, a Domestic Revolving Lender, Term Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

bank of america, n.a. (acting through Its Canada Branch), as a Canadian Lender and L/C Issuer

By:
Name:
Title:

[OTHER LENDERS], as a [New Lender] [Domestic Revolving Lender], [and] [a Canadian Lender]

By:
Name:
Title: